SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

November 30, 2023
Date of Report (Date of earliest event reported)

REPUBLIC FIRST BANCORP, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	000-17007	23-2486815
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

50 South 16th Street, Suite 2400, Philadelphia, Pennsylvania		19102
(Address of principal executive offices)		(Zip Code)

(215) 735-4422
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	FRBK	OTC Expert Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01       Entry into a Material Definitive Agreement

Securities Purchase Agreement

As previously reported on the Current Report on Form 8-K filed by Republic First Bancorp, Inc. (the “Company”) on November 2, 2023, the Company entered into a Securities Purchase Agreement (the “Purchase Agreement”), dated October 27, 2023, with George E. Norcross, III, Gregory B. Braca, Philip A. Norcross, Alessandra T. Norcross and Alexander S. Norcross (each, including its successors and assigns, a “Purchaser” and collectively, the “Purchasers”), pursuant to which the Company agreed to sell shares of the Company’s common stock, par value $0.01 per share, at a purchase price of $0.05 per share (the “Common Stock”), and shares of a newly-issued series of Series B convertible perpetual preferred stock, par value $0.01 per share, at a purchase price of $50.00 per share (the “Series B Preferred Stock” and together with the Common Stock, the “Securities”) (collectively, the “Private Placement”). On November 30, 2023, in order to facilitate the receipt of regulatory approvals, the Company’s filing of its Annual Report on Form 10-K for the year ended December 31, 2022, and to satisfy other closing conditions as set forth in the Purchase Agreement, the Company and the Purchasers entered into a First Amendment to Securities Purchase Agreement (the “Amendment”), pursuant to which the parties agreed to extend the Outside Date (as defined in the Purchase Agreement) to February 29, 2024 and to hold a special shareholders' meeting no later than February 16, 2024.

On November 30, 2023, to facilitate the closing of the Private Placement, cash sufficient to fund the purchase of $435,750 worth of Common Stock and $34,564,250 worth of Series B Preferred Stock pursuant to the Purchase Agreement was deposited into an escrow account.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, a copy of which was previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K on November 2, 2023.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by the full text of the Amendment, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 8.01       Other Events.

On November 30, 2023, the Company’s board of directors (the “Board”) determined to postpone the Company’s 2022 annual meeting of shareholders (including any meeting of shareholders held in lieu thereof, and any adjournments, postponements or continuations thereof, the “2022 Annual Meeting”), previously scheduled for Tuesday, December 19, 2023. The 2022 Annual Meeting will be held on a date and in a manner and at a time and location to be announced. The Board will set a new record date for determining shareholders entitled to receive notice of, and vote at, the 2022 Annual Meeting, which will be disclosed at a later time.

The Company will also establish a new deadline for receipt of shareholder proposals pursuant to Rule 14a-8 (“Rule 14a-8”) under the Securities and Exchange Act of 1934, as amended, that is a reasonable time before the Company expects to begin to print and send its proxy materials.

The Company will also announce a new date by which shareholders wishing to bring business before the 2022 Annual Meeting outside of Rule 14a-8 or to nominate a person for election to the Board at the 2022 Annual Meeting must submit timely notice thereof to the Company in order for such matters to be considered at the 2022 Annual Meeting in accordance with the requirements of the Company’s Amended and Restated By-Laws.

On November 30, 2023, the Company announced the execution of the First Amendment and further announced that, to facilitate the closing of the Private Placement, cash sufficient to fund the purchase of $435,750 worth of Common Stock and $34,564,250 worth of Series B Preferred Stock pursuant to the Purchase Agreement was deposited into an escrow account (the “Press Release”). A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated into this Item 8.01 by reference.

Forward-Looking Statements

The Company may from time to time make written or oral “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In general, forward-looking statements can be identified through use of words such as “would be,” “could be,” “should be,” “probability,” “risk,” “target,” “objective,” “may,” “will,” “estimate,” “project,” “believe,” “intend,” “anticipate,” “plan,” “seek,” “expect” or the negative of these terms or other comparable terminology, and include statements related to the expected timing, completion, financial benefits, and other effects of a proposed transaction. Forward-looking statements are not historical facts and represent management’s beliefs, based upon information available at the time the statements are made, with regard to the matters addressed; they are not guarantees of future performance. Actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. Forward-looking statements are subject to numerous assumptions, risks and uncertainties that change over time and could cause actual results or financial conditions to differ materially from those expressed in or implied by such statements.

Factors that could cause or contribute to such differences include, but are not limited to, the risk that the Private Placement may not be consummated in a timely manner or at all; the possibility that any or all of the various conditions to the consummation of the Private Placement may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals); the ability of the Company to obtain the necessary shareholder approvals; the amount of costs, fees and expenses, including any unexpected costs, fees and expenses, related to the Private Placement; the level of control of the Purchasers will have over the Company upon consummation of the Private Placement and shareholder approval; our pro forma capital position and ratios following consummation of the proposed investment and any additional investments; the assumptions used in our capital analysis; the Company’s failure to maintain an effective system of financial controls over financial reporting and procedures related to the structure and operation of its corporate governance and the Company’s ability to remediate material weaknesses in its internal controls over financial reporting; general economic conditions, including recent adverse developments in the banking industry highlighted by high-profile bank failures and the potential impact of such developments on customer confidence, liquidity and regulatory responses to these developments; the effects of, and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; our securities portfolio and the valuation of our securities; our ability to access cost-effective funding; the effect of changes in accounting principles, policies and guidelines as well as estimates and assumptions used in the preparation of our financial statements; geopolitical conflict, including acts or threats of terrorism, action taken by the U.S. or other governments in response to acts or threats of terrorism and/or military conflicts, including the war between Russia and Ukraine and the war in the Middle East, which could impact business and economic conditions in the United States and abroad; interest rate, liquidity, economic, market, credit, operational, and inflation risks associated with our business, including the speed and predictability of changes in these risks; the adequacy of our allowance for credit losses and our methodology for determining such allowance; adverse changes in our loan portfolio and credit risk-related losses and expenses; concentrations within our loan portfolio, including our exposure to commercial real estate loans; changes to our primary service area; our ability to identify, negotiate, secure and develop new branch locations and renew, modify, or terminate leases or dispose of properties for existing branch locations effectively; business conditions in the financial services industry, including competitive pressure among financial services companies, new service and product offerings by competitors, price pressures and similar items; our ability to attract and retain deposits and to access other sources of liquidity, particularly in a rising or high interest rate environment, and the quality and composition of our deposits; loan demand; the regulatory environment, including evolving banking industry standards, changes in legislation or regulation; rapidly changing technology; our ability to regain compliance with Nasdaq Listing Rules; the failure to maintain current technologies; the effects of any cyber threats, attacks or events, or fraudulent activity, including those that involve our third-party vendors and service providers; failure to attract or retain key employees; fluctuations in real estate values; regulatory, legal or judicial proceedings and litigation liabilities, including costs and expenses related to settlements and judgments; and other economic, competitive, governmental, regulatory and technological factors affecting our operations, pricing, products and services. You should carefully review the risk factors described in the Annual Report on Form 10-K for the year ended December 31, 2021, and other documents the Company files from time to time with the Securities and Exchange Commission (the “SEC”). The Company does not undertake to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of the Company, except as may be required by applicable law or regulations.

Important Additional Information

The Company intends to file a definitive proxy statement with the SEC in connection with a meeting of its shareholders (the “Shareholder Meeting”) and, in connection therewith, the Company, certain of its directors and executive officers will be participants in the solicitation of proxies from the Company’s shareholders in connection with such meeting. SHAREHOLDERS OF THE COMPANY ARE STRONGLY ENCOURAGED TO READ SUCH PROXY STATEMENT, ACCOMPANYING WHITE PROXY CARD AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE SHAREHOLDER MEETING. The Company’s definitive proxy statement for the 2021 annual meeting of shareholders contains information regarding the direct and indirect interests, by security holdings or otherwise, of the Company’s directors and executive officers in the Company’s securities. Information regarding subsequent changes to their holdings of the Company’s securities can be found in the SEC filings on Forms 3, 4, and 5, which are available on the Company’s website at http://investors.myrepublicbank.com/ or through the SEC’s website at www.sec.gov. Information can also be found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, on file with the SEC. Updated information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the definitive proxy statement and other materials to be filed with the SEC in connection with the Shareholder Meeting. Shareholders will be able to obtain the definitive proxy statement, any amendments or supplements to the proxy statement and other documents filed by the Company with the SEC at no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the Company’s website at http://investors.myrepublicbank.com.

Item 9.01.  Financial Statements and Exhibits

(d)   Exhibits.

Exhibit No.	Description
10.1	First Amendment to Securities Purchase Agreement, by and among Republic First Bancorp, Inc. and the Purchasers identified on the signature pages thereto, dated November 30, 2023.

99.1	Press Release, dated November 30, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 30, 2023	REPUBLIC FIRST BANCORP, INC.

	By:	/s/ Brian F. Doran
	Name:	Brian F. Doran
	Title:	Executive Vice President and General Counsel